SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                               AMENDMENT NO. 1 TO
                                    FORM 8-K

                                -----------------

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 19, 2002

                              THE AUXER GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                                     0-30440
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                            (Commission File Number)


                                   22-3537927
                                   ----------
                       (IRS Employer Identification No.)

                12 Andrews Drive, West Paterson, New Jersey 07424
             -------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (973) 890-4925
              (Registrant's Telephone Number, Including Area Code)

          (Former Name or Former Address, if Changed Since Last Report)

                                       1
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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS

On March 19, 2002 we dismissed Kaloseih, Shackil & Meola, CPAs, P.C. as our principal accountant and engaged Kempisty & Company, Certified Public Accountants, P.C., as our principal independent accountants to audit our financial statements for the year ended December 31, 2001.

The reports of Kaloseih, Shackil & Meola, CPAs, P.C. on our financial statements for the years ended December 31, 2000 and December 31, 1999 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The decision to change accountants was approved by our Board of Directors. Our Board of Directors determined that our auditing needs could be handled by Kempisty & Company, Certified Public Accountants, P.C., as efficiently and more economically compared to the former accounting firm.

During the years ended December 31, 2000 and December 31, 1999 and through March 19, 2002, there were no disagreements with Kaloseih, Shackil & Meola, CPAs, P.C. on any matter of accounting principles or practices, financial statement disclosures or audit scope or procedure, which disagreements if not resolved to the satisfaction of Kaloseih, Shackil & Meola, CPAs, P.C. would have caused them to make reference in their reports on the financial statements for such periods.

We have included a letter from Kaloseih, Shackil & Meola, CPAs, P.C. addressed to the Commission stating that it agrees with the above statements.

We engaged Kempisty & Company, Certified Public Accountants, P.C., 15 Maiden Lane, Suite 1003, New York, New York 10038, as our new independent accountant as of March 19, 2002. Prior to such date, we did not consult with Kempisty & Company regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Kempisty & Company, or (iii) any other matter that was the subject of a disagreement between us and our former auditor as described in Item 304(a)(1)(iv) of Regulation S-B.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Not Applicable
(b)  Not Applicable

(c)  Letter from Kaloseih, Shackil & Meola, CPAs, P.C.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               The Auxer Group, Inc.,
                                               a Delaware corporation

                                               By: Eugene Chiaramonte, Jr.
                                               ---------------------------
                                                   Eugene Chiaramonte, Jr.
                                                   President

DATED: May 29, 2002